INCOME TAXES	12 Months Ended
Dec. 29, 2017
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

The provision for income taxes is comprised of:

	Fiscal Year
	2017	2016	2015
Current federal taxes	$635,000	$1,441,000	$983,000
Current state taxes	306,000	402,000	340,000
Deferred federal taxes	431,000	900,000	1,295,000
Deferred state taxes	190,000	325,000	464,000
	$1,562,000	$3,068,000	$3,082,000

The provision for income taxes reconciles to the amounts computed by applying the statutory federal tax rate of 34% to the Company’s income before income taxes. The sources and tax effects of the differences for fiscal years 2017, 2016 and 2015 are as follows:

	2017	2016	2015
Computed “expected” federal income tax expense	$4,655,000	$3,865,000	$2,496,000
Permanent differences	(61,000)	86,000	90,000
Stock options and disqualifying dispositions	(1,629,000)	(232,000)	205,000
Tax Act - federal rate change	(1,277,000)	—	—
Energy efficient building deduction	—	(912,000)	(281,000)
Current and deferred state income tax expense, net of federal benefit	287,000	481,000	482,000
Change in valuation allowances on deferred tax assets	15,000	(1,000)	73,000
Federal deferred tax adjustments	(441,000)	—	—
Adjustment for uncertain tax positions	363,000	—	—
Research and development tax credit	(188,000)	—	—
Other	(162,000)	(219,000)	17,000
	$1,562,000	$3,068,000	$3,082,000

Differences between the Company’s effective income tax rate and what would be expected if the federal statutory rate was applied to income before income tax from continuing operations are primarily due to stock options and disqualifying dispositions and the impact of the tax act. On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was enacted into law, which, among other items, lowered the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018. As a result of the Tax Act, the Company recorded a one-time decrease in deferred tax expense of $1.3 million for the fiscal quarter ended December 29, 2017 to account for the remeasurement of the Company’s deferred tax assets and liabilities on the enactment date. The Tax Act also includes provisions that may partially offset the benefit of the tax rate reduction. Based on the Company’s initial assessment of the Tax Act, the Company believes that the most significant impact on its financial statements is the remeasurement of its deferred taxes. Quantifying all of the impacts of the Tax Act however requires significant judgment by management, including the inherent complexities involved in determining the timing of reversals of deferred tax assets and liabilities. Accordingly, the Company will continue to analyze the impacts of the Tax Act and, if necessary, record any further adjustments to deferred tax assets and liabilities in future periods.

Shortly after the Tax Act was enacted, the Securities and Exchange Commission issued guidance under Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”) to address the application of generally accepted accounting principles in the United States of America, or GAAP, and directing taxpayers to consider the impact of the Tax Act as “provisional” when a registrant does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete the accounting for the change in tax law.  In accordance with SAB 118, the Company has recognized the provisional tax impacts.  Although, the Company does not believe there will be any material adjustments in subsequent reporting periods, the ultimate impact may differ from the provisional amounts, due to, among other things, the limitation on the deductibility of certain executives’ compensation pursuant to Section 162(m) of the Internal Revenue Code, a detailed evaluation of the contractual terms of the Company’s fourth quarter 2017 capital additions to determine whether they qualify for the 100% expensing pursuant to the Tax Act, the significant complexity of the Tax Act and anticipated additional regulatory guidance that may be issued by the Internal Revenue Service (“IRS”) and changes in analysis, interpretations and assumptions the Company has made and actions the Company may take as a result of the Tax Act.  The accounting is expected to be complete when the 2017 U.S. corporate income tax return is filed in 2018.

The tax effects of temporary differences that give rise to significant portions of the net deferred tax assets and liabilities are as follows:

	December 29,	December 30,
	2017	2016
Deferred tax assets:
Accounts receivable allowance	$104,000	$316,000
Other accrued liabilities	1,413,000	2,450,000
State net operating losses	191,000	109,000
Intangible assets	2,466,000	3,268,000
Other	1,126,000	671,000
	5,300,000	6,814,000
Valuation allowance	(87,000)	(72,000)
Net deferred tax assets	$5,213,000	$6,742,000
Deferred tax liabilities:
Deferred revenue	$(6,935,000)	$(7,637,000)
Fixed assets	(463,000)	(632,000)
Other	(278,000)	(315,000)
	(7,676,000)	(8,584,000)
Net deferred tax liability	$(2,463,000)	$(1,842,000)

At December 29, 2017, the Company had state operating loss carryovers of $2.7 million. The carryovers expire through 2036.

During each fiscal year, management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize existing deferred tax assets. For fiscal years 2017 and 2016, the Company ultimately determined that it was more-likely-than-not that the entire California net operating loss will not be utilized prior to expiration.  Significant pieces of objective evidence evaluated included the Company’s history of utilization of California net operating losses in prior years for each of the Company’s subsidiaries, as well as the Company’s forecasted amount of net operating loss utilization for certain members of the combined group.  As a result, we recorded a valuation allowance in the amount of $87,000 and $72,000 at the end of fiscal year 2017 and 2016, respectively, related to California net operating losses.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which amends the current stock compensation guidance. The amendments simplify the accounting for the taxes related to stock based compensation, including adjustments to how excess tax benefits and a company's payments for tax withholdings should be classified. The standard is effective for fiscal periods beginning after December 15, 2016, with early adoption permitted. The Company has elected to early adopt ASU 2016-09 on a prospective basis, which resulted in a decrease to tax expense of approximately $1.6 million for the fiscal year ended December 29, 2017.

During the fiscal year ending December 29, 2017, the Company recorded a liability of $363,000 for uncertain tax positions related to certain deductions and an adjustment to interest accretion for contingent consideration recognized in tax years 2015 and 2016. The Company's policy is to recognize interest and penalties related to unrecognized tax benefits in income tax expense. As of December 29, 2017, there were unrecognized tax benefits of $363,000. The Company may be subject to examination by the IRS for calendar years 2014 through 2017. The Company may also be subject to examination on certain state and local jurisdictions for the years 2013 through 2017.